BABSON
MONEY
MARKET
FUND

Annual Report
June 30, 1997

JONES & BABSON
MUTUAL FUNDS


MESSAGE
TO OUR SHAREHOLDERS


It was a roller coaster year for fixed income investors. The second half of calendar 1996 saw declines in market interest rates as investors anticipated that the Federal Reserve would ease monetary policy in response to weaker than expected economic numbers.

Despite investors urging them to lower interest rates, the Fed remained on hold through last summer and fall. As calendar 1997 dawned, sentiment began to change rapidly. With oil prices on the rise and unemployment near a quarter century low, there was concern that inflation would begin to accelerate. At the end of March, the Fed felt compelled to tighten policy for the first time since early 1995 in an effort to cool the economy. Their action consisted of a hike in the Federal Funds rate by one-quarter of a percent, and investors braced for more actions from the Fed.

Immediately after the Fed tightened, the economy began to slow from the 5.9% pace of the first three months of 1997. While personal consumption remained healthy, purchases of big ticket items weakened and industrial production softened as firms attempted to restrain inventory. Though unemployment moved still lower, inflationary fears receded as oil prices fell sharply from the highs of early winter. The year-to-year percentage change in the Consumer Price Index fell from 3.2% in December to 2.2% just six months later. Most analysts agree that the Fed now appears to be on hold.

The current complacency of investors is understandable given the recent favorable economic trends. However, the conventional wisdom has been wrong before and can change financial conditions rapidly. For this reason, we continue to emphasize quality and liquidity in our funds in an effort to provide consistent returns for our shareholders.

The seven-day yield for Babson Money Market Fund's Federal Portfolio was 4.80% and the Prime Portfolio was 4.83%, as of June 30, 1997. These figures increased to 4.91% and 4.95%, respectively, for those shareholders who reinvested their dividends.

Money market funds are neither insured nor guaranteed by the U.S. Government. There is no assurance that the fund will maintain a stable net asset value of one dollar per share.

We appreciate your continued interest in Babson Money Market Fund.
Sincerely,

/S/Larry D. Armel
Larry D. Armel
President


STATEMENT OF NET ASSETS
June 30, 1997

PRIME PORTFOLIO

                                                  PRINCIPAL                       MARKET
                                                  AMOUNT          COST            VALUE
BANKERS' ACCEPTANCES - 9.28%
First National Bank-Maryland,
  5.64%, due October 6, 1997                   $  1,250,000    $  1,214,750    $  1,214,750
Republic National Bank-New York,
  5.57%, due November 26, 1997                    1,900,000       1,850,907       1,850,907
Star Bank,
  5.76%, due October 17, 1997                       500,000         485,760         485,760
                                                  3,650,000       3,551,417       3,551,417
SHORT-TERM CORPORATE NOTES - 58.89%
American Telephone & Telegraph Company,
  5.24%, due August 19, 1997                      1,800,000       1,748,910       1,748,910
Ameritech Corporation,
  5.55%, due August 19, 1997                      2,000,000       1,974,408       1,974,408
Amoco Company,
  5.50%, due September 2, 1997                    1,900,000       1,877,939       1,877,939
Eastman Kodak Company,
  5.51%, due July 16, 1997                        1,700,000       1,694,015       1,694,015
Ford Motor Credit Company,
  5.60%, due July 16, 1997                        2,000,000       1,973,555       1,973,555
Heinz (H.J.) Company,
  5.53%, due July 3, 1997                         1,900,000       1,889,785       1,889,785
IBM Credit Corporation,
  5.53%, due July 21, 1997                        1,900,000       1,891,828       1,891,828
Kellogg Company,
  5.50%, due July 16, 1997                        2,000,000       1,985,028       1,985,028
Morgan (J.P.) & Company, Incorporated,
  5.42%, due September 9, 1997                    1,900,000       1,848,510       1,848,510
Motorola, Incorporated,
  5.50%, due August 19, 1997                      1,900,000       1,884,035       1,884,035
Toys "R" Us, Incorporated,
  5.51%, due August 1, 1997                       1,900,000       1,889,240       1,889,240
Weyerhauser Company,
  5.54%, due August 6, 1997                       1,900,000       1,881,872       1,881,872
                                                 22,800,000      22,539,125      22,539,125
GOVERNMENT SPONSORED ENTERPRISES - 16.55%
Federal Farm Credit Banks Discount Notes,
  5.59%, due November 4, 1997                     1,000,000         971,895         971,895
Federal Farm Credit Banks Discount Notes,
  5.60%, due November 4, 1997                     2,000,000       1,943,533       1,943,533
Federal Home Loan Banks Discount Notes,
  5.19%, due August 5, 1997                       1,250,000       1,218,283       1,218,283
Federal Home Loan Banks Discount Notes,
  5.32%, due October 3, 1997                      1,000,000         947,982         947,982
Federal Home Loan Banks Discount Notes,
  5.54%, due September 29, 1997                   1,000,000         972,454         972,454
Federal National Mortgage Association
  Discount Notes,
  5.15%, due August 8, 1997                         290,000         279,463         279,463
                                                  6,540,000       6,333,610       6,333,610
REPURCHASE AGREEMENT - 13.29%
Morgan Guaranty Trust Company,
  5.95%, due July 1, 1997
  (Collateralized by U.S. Treasury Notes,
  10.375%, due November 15, 2009)                 5,088,000       5,088,000       5,088,000

TOTAL INVESTMENTS - 98.01%                                     $ 37,512,152      37,512,152
Other assets less liabilities - 1.99%                                               762,421

TOTAL NET ASSETS - 100.00%
  (equivalent to $1.00 per share;
  1,000,000,000 shares of $0.01 par value
  capital shares authorized;
  38,277,522 shares outstanding)                                               $ 38,274,573

For federal income tax purposes, the identified cost of investments owned at June 30, 1997, was $37,512,152.

See accompanying Notes to Financial Statements.


STATEMENT OF NET ASSETS
June 30, 1997
FEDERAL PORTFOLIO

                                                  PRINCIPAL                       MARKET
                                                  AMOUNT          COST            VALUE
GOVERNMENT SPONSORED ENTERPRISES - 78.12%
Federal Farm Credit Banks Discount Notes,
  5.49%, due July 25, 1997                     $    500,000    $    493,519    $    493,519
Federal Farm Credit Banks Discount Notes,
  5.39%, due July 29, 1997                        1,000,000         994,910         994,910
Federal Farm Credit Banks Discount Notes,
  5.48%, due November 3, 1997                       500,000         487,975         487,975
Federal Farm Credit Banks Discount Notes,
  5.43%, due November 25, 1997                      500,000         488,084         488,084
Federal Farm Credit Banks Discount Notes,
  5.53%, due March 18, 1998                         500,000         477,035         477,035
Federal Home Loan Banks Discount Notes,
  5.26%, due July 24, 1997                        1,000,000         973,408         973,408
Federal Home Loan Banks Discount Notes,
  5.19%, due August 5, 1997                         500,000         487,313         487,313
Federal Home Loan Banks Discount Notes,
  5.15%, due August 25, 1997                        500,000         487,125         487,125
Federal Home Loan Banks Discount Notes,
  5.23%, due October 27, 1997                       600,000         576,988         576,988
Federal Home Loan Banks Discount Notes,
  5.49%, due November 5, 1997                       150,000         146,660         146,660
Federal Home Loan Mortgage Corporation
  Discount Notes,
  5.44%, due August 1, 1997                         700,000         696,615         696,615
Federal Home Loan Mortgage Corporation
  Discount Notes,
  5.40%, due August 18, 1997                      1,000,000         992,200         992,200
Federal National Mortgage Association
  Discount Notes,
  5.43%, due July 23, 1997                        1,200,000       1,191,312       1,191,312
Federal National Mortgage Association
  Discount Notes,
  5.41%, due July 24, 1997                        1,000,000         995,792         995,792
Federal National Mortgage Association
  Discount Notes,
  5.45%, due September 15, 1997                     500,000         492,733         492,733
Federal National Mortgage Association
  Discount Notes,
  5.66%, due October 14, 1997                       340,000         330,271         330,271
                                                 10,490,000      10,311,940      10,311,940

REPURCHASE AGREEMENT - 21.26%
Morgan Guaranty Trust Company,
  5.95%, due July 1, 1997
 (Collateralized by U.S. Treasury Notes,
 10.375%, due November 15, 2009)                  2,807,000       2,807,000       2,807,000

TOTAL INVESTMENTS - 99.38%                                     $ 13,118,940      13,118,940
Other assets less liabilities - 0.62%                                                81,189

TOTAL NET ASSETS - 100.00%
  (equivalent to $1.00 per share;
  1,000,000,000 shares of $0.01 par value
  capital shares authorized;
  13,199,453 shares outstanding)                                               $ 13,200,129

For federal income tax purposes, the identified cost of investments owned at June 30, 1997, was $13,118,940.

See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1997

                                                 PRIME           FEDERAL
                                                 PORTFOLIO       PORTFOLIO

ASSETS:
  Investment securities, at market value
   (identified cost of $37,512,152 and
   $13,118,940, respectively)                  $ 37,512,152    $ 13,118,940
  Cash                                              474,351          -
  Interest receivable                               288,319          87,471
           Total assets                          38,274,822      13,206,411

LIABILITIES AND NET ASSETS:
  Cash overdraft                                      -               6,003
  Payable to shareholders                               249             279
           Total liabilities                            249           6,282
NET ASSETS                                     $ 38,274,573    $ 13,200,129

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)  $ 38,282,019    $ 13,200,189
  Accumulated net realized loss on investments      (7,446)            (60)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES    $ 38,274,573    $ 13,200,129

Capital shares, $0.01 par value
  Authorized                                  1,000,000,000   1,000,000,000
  Outstanding                                    38,277,522      13,199,453

NET ASSET VALUE PER SHARE                            $ 1.00          $ 1.00


See accompanying Notes to Financial Statements.



STATEMENT OF OPERATIONS
Year Ended June 30, 1997

                                                 PRIME            FEDERAL
                                                 PORTFOLIO        PORTFOLIO

INVESTMENT INCOME:
  Income:
    Interest                                   $   2,123,238    $    660,813
  Expenses:
    Management fees (Note 3)                         332,099         103,945
    Registration fees and other expenses              24,038           6,939
                                                     356,137         110,884
      Net investment income                        1,767,101         549,929

REALIZED GAIN (LOSS) ON INVESTMENTS (Note 1):
  Realized gain (loss) from
   investment transactions:
    Proceeds from sales of investments         1,782,863,560     745,123,993
    Cost of investments sold                   1,782,863,866     745,123,993
      Net gain (loss) from
       investment transactions                         (306)          -
      Increase in net assets resulting
       from operations                         $   1,766,795    $    549,929


See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS
For The Two Years Ended June 30, 1997

                                                 PRIME            FEDERAL
                                                 PORTFOLIO        PORTFOLIO

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                        $   1,801,114    $    457,401
  Net realized gain from investment
   transactions                                       -               -
    Net increase in net assets resulting
     from operations                               1,801,114         457,401
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                          (1,801,114)       (457,401)
INCREASE (DECREASE) FROM CAPITAL
 SHARE TRANSACTIONS:
  Proceeds from shares sold
   ($1.00 per share)                              47,783,750       9,267,672
  Net asset value of shares issued for
   reinvestment of distributions
   ($1.00 per share)                               1,660,736         437,686
                                                  49,444,486       9,705,358
  Cost of shares redeemed ($1.00 per share)     (53,430,201)     (9,069,253)
    Net increase (decrease) from capital
     share transactions                          (3,985,715)         636,105
      Total increase (decrease) in net assets    (3,985,715)         636,105
NET ASSETS - June 30, 1995                        39,891,235       9,652,629
NET ASSETS - June 30, 1996                     $  35,905,520    $ 10,288,734

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                        $   1,767,101    $    549,929
  Net realized gain (loss) from
   investment transactions                             (306)          -
    Net increase in net assets
     resulting from operations                     1,766,795         549,929
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                          (1,767,101)       (549,929)
INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold ($1.00 per share) 46,769,218 12,649,739 Net asset value of shares issued for reinvestment of distributions
   ($1.00 per share)                               1,661,796         530,398
                                                  48,431,014      13,180,137
  Cost of shares redeemed ($1.00 per share)     (46,061,655)    (10,268,742)
    Net increase from capital share
     transactions                                  2,369,359       2,911,395
      Total increase in net assets                 2,369,053       2,911,395
NET ASSETS - June 30, 1996                        35,905,520      10,288,734
NET ASSETS - June 30, 1997                     $  38,274,573    $ 13,200,129

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES:
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Its shares are currently issued in two series with each series, in effect, representing a separate Fund. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investments - Valuation of securities is on the basis of amortized cost which approximates market value. Investment transactions are recorded on the trade date. Investment income and dividends to shareholders are recorded daily and dividends are distributed monthly. Realized gains and losses from investment transactions are reported on the identified cost basis.

Federal and State Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required. At June 30, 1997, the Fund has accumulated net realized losses on sales of investments for federal income tax purposes of $7,446 (Prime Portfolio) and $60 (Federal Portfolio) which are available to offset future taxable gains.

2. PURCHASES AND SALES OF SECURITIES:
The aggregate amounts of security transactions during the year ended June 30, 1997, were as follows:

Prime Portfolio
        Purchases               $  1,784,974,120
        Proceeds from sales        1,782,863,866
Federal Portfolio
        Purchases               $    748,038,724
        Proceeds from sales          745,123,993

3. MANAGEMENT FEES:
Management fees, which include all normal expenses of the Fund other than taxes, fees and other charges of governmental agencies for qualifying the Fund's shares for sale, special legal fees, interest and brokerage commissions, are paid to Jones & Babson, Inc., an affiliated company. These fees are based on average daily net assets of the Fund at the annual rate of
 .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

4. REPURCHASE AGREEMENTS:
Securities purchased under agreements to resell are held by the Fund's custodian, UMB Bank, n.a. The Fund's adviser monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that they are sufficient to protect the Fund in the event of default by the seller. In the event of bankruptcy or other default of the seller, the Fund could experience delays in liquidating the underlying securities and possible loss to the extent that the repurchase agreement and accrued interest is more than proceeds received upon liquidation of the underlying securities.



FINANCIAL HIGHLIGHTS

The following table sets forth information as to capital and income changes for a share outstanding for each of the five years in the period ended June 30, 1997:

                                                                PRIME PORTFOLIO
                                                   1997      1996      1995      1994      1993
Net asset value, beginning of year              $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
 Income from investment operations:
   Net investment income                           0.05      0.05      0.05      0.03      0.02
 Less distributions:
   Dividends from net investment income            (0.05)   (0.05)    (0.05)    (0.03)    (0.02)
Net asset value, end of year                    $  1.00   $  1.00   $  1.00   $  1.00   $  1.00

Total return                                          5%        5%        5%        3%        3%


Ratios/Supplemental Data
Net assets, end of year (in millions)           $    38   $    36   $    40   $    43   $    45
Ratio of expenses to average net assets            0.92%     0.92%     0.92%     0.92%     0.90%
Ratio of net investment income to
 average net assets                                4.58%     4.75%     4.58%     2.51%     2.53%

                                                                FEDERAL PORTFOLIO
                                                   1997      1996      1995      1994      1993
Net asset value, beginning of year              $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
  Income from investment operations:
    Net investment income                          0.04      0.05      0.04      0.02      0.02
  Less distributions:
    Dividends from net investment income          (0.04)    (0.05)    (0.04)    (0.02)    (0.02)
Net asset value, end of year                    $  1.00   $  1.00   $  1.00   $  1.00   $  1.00

Total return                                          5%        5%        5%        3%        3%


Ratios/Supplemental Data
Net assets, end of year (in millions)           $    13   $    10    $   10   $   10    $     9
Ratio of expenses to average net assets            0.91%     0.91%     0.92%     0.91%     0.90%
Ratio of net investment income to
 average net assets                                4.51%     4.67%     4.48%     2.47%     2.51%

See accompanying Notes to Financial Statements.


REPORT OF INDEPENDENT
PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of D.L. Babson Money Market Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of D.L. Babson Money Market Fund, Inc. (a Maryland corporation, comprising, respectively, the Prime and Federal Portfolios), including the statement of net assets as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the D.L. Babson Money Market Fund, Inc. as of June 30, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                                ARTHUR ANDERSEN LLP

Kansas City, Missouri
July 28, 1997

This report has been prepared for the information of the Shareholders of the D.L. Babson Money Market Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.







EQUITIES
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund


* Closed to new investors.


JONES & BABSON
MUTUAL FUNDS

2440 Pershing Road
Kansas City, MO 64108-2561
816-471-5200

1-800-4-BABSON
(1-800-422-2766)

http://www.jbfunds.com